EXHIBIT 10.42

REVOLVING LOAN MODIFICATION AGREEMENT

THIS REVOLVING LOAN MODIFICATION AGREEMENT (“Agreement”) is made effective as of June 11, 2015, by and among PRO-DEX SUNFISH LAKE, LLC, a Delaware limited liability company, (“Lender”), and RIVERSIDE MANUFACTURING, INC., a Minnesota corporation (“Borrower”).

PRELIMINARY STATEMENT OF FACTS:

A.              Borrower has heretofore executed and delivered to Lender that certain Revolving Promissory Note, dated February 3, 2015 (“Note”), evidencing a loan (“Loan”) in the original principal amount of $200,000.00. The current principal balance of the Note prior to the Modification (as defined below) is $191,793.51. Immediately after the Modification the total principal available under the Note will be $300,000.00.

B.              In connection with the Loan, Borrower executed and delivered to Lender that certain Revolving Loan Agreement, dated February 3, 2015 (“Loan Agreement”), which terms govern Lender’s commitment to lend and Borrower’s ability to borrower under the Loan.

C.              Repayment of the Note, to the extent advanced by Lender is secured by all of Borrower’s accounts and other rights to payment, inventory, equipment, instruments, general intangibles, deposit accounts, and other assets (“Collateral”), described in more detail in the Commercial Security Agreement, dated March 10, 2006 (“Security Agreement”), executed by Borrower in favor of Vermillion State Bank, which was subsequently assigned to Lender on November 21, 2014. The Security Agreement, and all preceding and subsequent security agreements executed by Borrower in favor of Lender or Vermillion State Bank, Lender’s predecessor in title, were and are perfected by the UCC-1 Financing Statement originally filed with the Minnesota Secretary of State on December 10, 1998, filing number 2089800; and the continuation filed on September 29, 2003, filing number 2003888914; and the amendment and continuation both filed on August 25, 2008, filing numbers 20081297350 and 20081297347, respectively; and the amendment filed on January 7, 2011, filing number 20112271998; and the continuation filed on October 17, 2013, filing number 20133419570; and the amendment filed on December 8, 2014, filing number 798191000025.

D.              The Note, the Security Agreement, and the Loan Agreement, and all other instruments or documents evidencing or securing the Loan or otherwise executed or delivered in connection therewith, shall be collectively referred to herein as the “Loan Documents.”

E.              Borrower has requested that Lender increase the amount of the Loan by $100,000.00 (the “Modification”) and that the additional Loan proceeds be available for Borrower to borrower in accordance with the borrowing procedure and conditions precedent for additional advances, among other terms, as described in the Loan Agreement.

F.              Lender is willing to consent to and approve the request of Borrower on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             MODIFICATION

1.1             Lender hereby consents to the Modification in accordance with the terms and conditions of this Agreement and subject to the terms and conditions of the Loan Documents; however, in no event shall such consent be deemed or construed as a waiver of Lender’s right to withhold its consent to any other transaction.

2.             AMENDMENT TO LOAN DOCUMENTS.

2.1              The amount of the Loan is hereby increased to $300,000.00. Accordingly, all references in the Loan Documents to “TWO HUNDRED THOUSAND AND NO/100 DOLLARS” and “200,000” are hereby replaced with “THREE THOUSAND AND NO/100 DOLLARS” and “300,000,” respectively.

2.2              The following new Section 5.5 is hereby added to the Loan Agreement:

“5.5        Borrower’s Factoring/Funding Partners. Notify Lender of any and all payments or funds received by Borrower or that are available for use by Borrower from Borrower’s factoring/funding partners, whoever they may be from time to time, by identifying the respective factoring/funding partner, the amount of funds received or available for use, and the date such funds were received, will be received, or are available for use by Borrower. As used herein, “Borrower’s factoring/funding partners” shall mean all factoring or other companies or individuals providing financing or other money to Borrower, including but not limited to SLS Government Factoring. Borrower shall immediately use all funds received from or that are available for use from Borrower’s factoring/funding partners to pay down the principal and interest due on the Loan and to pay all other amounts due under the Loan Documents, including but not limited to all costs Borrower is obligated to pay under the Loan Documents.”

3.              RELATIONSHIP OF LENDER AND BORROWER

3.1              Lender and Borrower intend that the relationship between Lender and Borrower is solely that of creditor and debtor. Nothing contained in the Loan Documents or in this Agreement shall be deemed or construed to create a partnership, tenancy in common, joint tenancy, joint venture or co-ownership by or between Lender and Borrower.

3.2              Lender shall not be in any way responsible or liable for the debts, losses, obligations or duties of Borrower with respect to the Collateral, the Borrower’s business, or otherwise.

4.              BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower hereby represents, warrants, covenants, acknowledges and agrees to Lender as follows:

4.1              This Agreement and the Loan Documents have been duly executed and constitute valid, legal and binding obligations, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and or other laws regarding or affecting creditors’ rights generally, and all representations and warranties made by Borrower in the Loan Documents remain true and correct. Borrower has been duly organized as a corporation pursuant to the laws of the State of Minnesota and has the valid power and authority to perform as contemplated hereunder. Further, the person signing this Agreement on behalf of Borrower has the authority to execute this Agreement and the execution hereof is not in violation of any provision of Borrower’s articles of organization or any other organizational document of Borrower, or any amendment thereto.

4.2              Neither this Agreement nor the Loan Documents nor any other document, financial statement, credit information, certificate or statement furnished to Lender by Borrower, whether pursuant to this Agreement or otherwise, contains any untrue statement or omits to state a fact material to the truth and completeness of any statement made.

4.3              No event has occurred and no condition exists which, as of the date hereof, will result, either immediately or with a lapse of time or the giving of notice or both, in the occurrence or existence of any monetary default or event of non-monetary default under this Agreement or any of the Loan Documents, or if any such event has occurred or condition exists, Borrower has heretofore provided Lender written notice thereof.

4.4              There are no actions, suits or proceedings at law or in equity or by or before any governmental agency or authority now pending or, to Borrower’s knowledge, threatened against or affecting Borrower or the Collateral, and, to Borrower’s knowledge, there are no facts now in existence which, with the giving of notice or the lapse of time, or both, would form the basis for any such action, suit or proceeding. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental agency or authority which would have a material adverse effect on Borrower’s ability to perform its obligations hereunder or under the Loan Documents.

4.5              Borrower claims no defense, counterclaim, offset, cause of action, cross-complaint, claim or demand of any kind or nature whatsoever and releases and waives all defenses, counterclaims, offsets, causes of action, cross-complaints, claims or demands of any kind or nature whatsoever which could be asserted against Lender, its officers, representatives, agents, attorneys, employees, subsidiaries, parents, affiliates or their successors or assigns.

4.6              Borrower is not in default under any contracts, agreements or commitments to which it is a signatory or by which it is bound. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the compliance with the terms and conditions hereof or under the Loan Documents will not:

    (a)           violate any now existing provision of law or any now existing applicable regulation, order, writ, injunction or decree of any court or governmental agency or authority having jurisdiction, or

    (b)           conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any mortgage, instrument, documents, commitment, agreement or contract of any kind to which Borrower is a signatory or by which Borrower may be bound.

4.7              The parties agree to be responsible for their own costs and expenses relating to this Modification, including, without limitation, attorney’s fees.

5.              EFFECT

5.1              The parties hereto acknowledge, ratify and affirm that the liens and security interests created and evidenced by the Security Agreement are valid and subsisting and further acknowledge and agree that there are no offsets, claims or defenses to the indebtedness evidenced by the Note or any of the other Loan Documents.

5.2              Nothing in this Agreement shall be construed to be a novation of the Note or the Security Agreement and it is intended that Lender shall continue to be entitled to all of the priorities existing under the Security Agreement as of the date first executed and delivered.

5.3              Nothing in this Agreement or in any of the Loan Documents shall be construed as constituting an agreement to modify the Loan Documents in the future or to forbear from bringing an action to enforce the Security Agreement by means of the remedies contained therein or as a waiver or limitation upon the right to exercise any other right, power, privilege or other remedy under this Agreement or under any of the Loan Documents or otherwise as provided at law or in equity.

5.4              Except as expressly modified hereby, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of the Security Agreement shall in no way affect the security of the Security Agreement.

5.5              If any one or more default(s) shall have occurred hereunder or under the Loan Documents, Lender may, in addition to any rights conferred by this Agreement or the Loan Documents, proceed to protect and/or enforce any right, power, privilege or remedy of Lender by an action at law, suit in equity or other appropriate proceeding. All rights, powers, privileges and remedies provided herein or in the Loan Documents shall be cumulative and are in addition to all of the rights, powers, privileges and remedies provided by law or in equity.

6.                   MISCELLANEOUS

6.1              This Agreement constitutes the entire agreement between the parties hereto regarding the modification of the Loan Documents as set forth herein and supersedes any prior or contemporaneous representations and agreements regarding the modification of the Loan Documents not contained herein.

6.2              Nothing contained in this Agreement shall be deemed to confer any right or benefit on any person or entity who is not a party to this Agreement. This Agreement is made for the sole protection and benefit of Borrower and Lender, and no other person or entity shall have any right of action hereon or hereunder, it being the intent of the parties that no person or entity shall be a third party beneficiary of this Agreement.

6.3              Notwithstanding the place of execution of this instrument, the parties to this Agreement have contracted for Minnesota law to govern this Agreement and it is agreed that this Agreement is made pursuant to and shall be construed and governed by the laws of the State of Minnesota without regard to the principles of conflicts of law.

6.4              This Agreement and each and every part hereof shall be binding upon the parties hereto and their successors or assigns and shall inure to the benefit of each and every future holder of the Note, including any endorsees, successors and/or assigns of Lender.

6.5              Borrower, upon request from Lender, agrees to execute such other and further documents reasonably required by Lender to effectuate the purposes of this Agreement and to subject to the liens and security interests created by the Security Agreement, any of Borrower’s properties, rights or interests, covered or intended to be covered thereby, and to perfect and maintain such liens and security and the priority thereof.

6.6              This Agreement may be executed in any number of counterparts all of which, together, shall constitute one and the same Agreement with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. The signature page of any counterpart may be removed therefrom and attached to any other counterpart.

6.7              The headings at the beginning of each section hereof are solely for the convenience of the parties and shall have no effect upon the construction or interpretation of any provision or provisions of this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. All exhibits referred to in this Agreement are attached and incorporated by this reference. The unenforceability or invalidity of any provisions of this Agreement shall not render any other provision or provisions of this Agreement unenforceable or invalid.

6.8              Any notices and other communications permitted or required by the provisions of this Agreement shall be given in accordance with the notice provisions of the Loan Agreement.

6.9              BORROWER, BY ITS EXECUTION OF THIS AGREEMENT, HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY, AND INTENTIONALLY WAIVES AND RELEASES LENDER AND EACH OF LENDER’S PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, ATTORNEYS, INSURERS, SERVANTS, REPRESENTATIVES, EMPLOYEES, SHAREHOLDERS, SUBSIDIARIES, AFFILIATES, PARTICIPANTS, PARTNERS, PREDECESSORS, PRINCIPALS, AGENTS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “WAIVER PARTIES”) OF AND FROM (a) ANY AND ALL EXISTING CLAIMS, DEMANDS, OBIGATIONS, INTERESTS, SUITS, ACTIONS OR CAUSES OF ACTION, AT LAW OR IN EQUITY, WHETHER ARISING BY CONTRACT, STATUTE, COMMON LAW OR OTHERWISE, BOTH DIRECT OR INDIRECT, KNOWN OR UNKNOWN, OF WHATSOEVER KIND OR NATURE, ARISING OUT OF OR BY REASON OF OR IN CONNECTION WITH (i) THE LOAN DOCUMENTS OR THIS AGREEMENT, OR (ii) ANY ACTS, OMISSIONS OR CONDUCT OF THE WAIVER PARTIES IN CONNECTION WITH THE LOAN OCCURRING ON OR BEFORE THE DATE HEREOF; (b) ANY DEFENSE, COUNTERCLAIM, SETOFF, RIGHT OF RECOUPMENT OR ABATEMENT, OR OTHER CLAIM AGAINST THE WAIVER PARTIES RELATING TO ANY MATTER, CAUSE, OR THING OF WHATSOEVER KIND OR NATURE, ARISING OUT OF OR BY REASON OF OR IN CONNECTION WITH (i) THE LOAN DOCUMENTS OR THIS AGREEMENT, OR (ii) ANY ACTS, OMISSIONS OR CONDUCT OF THE WAIVER PARTIES IN CONNECTION WITH THE LOAN EVIDENCED THEREBY OCCURRING ON OR BEFORE THE DATE HEREOF.

6.10            TO THE EXTENT PERMITTED BY APPLICABLE LAW, LENDER BY ITS ACCEPTANCE HEREOF AND BORROWER HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO LENDER IN EXTENDING CREDIT TO BORROWER AND CONSENTING TO THE MODIFICATION, THAT LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT OR CONSENTED TO THE MODIFICATION WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

BORROWER:

RIVERSIDE MANUFACTURING, INC.,

a Minnesota corporation

By:	/s/ Scott Robertson
Scott Robertson, President

LENDER:

PRO-DEX SUNFISH LAKE, LLC,

a Delaware limited liability company

By:	/s/ Richard L. Van Kirk
Richard L. Van Kirk, President